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                            Prudential Mutual Funds
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                                  Target Funds

               SUPPLEMENT TO PROSPECTUS DATED SEPTEMBER 17, 1999

How the Trust is Managed

   The fifth paragraph under the heading 'Advisers and Portfolio Managers--Small Capitalization Value Fund' is amended to read in its entirety as follows:

   Roger W. Vogel has managed the assets of the Fund since its inception. Mr. Vogel, who is Senior Vice President for the Equities Division at the Wood, Struthers & Winthrop Division of DLJ Asset Management, Inc. (DLJAM) (formerly Wood, Struthers & Winthrop Management Corp.), has been the lead small-cap equity portfolio manager of DLJAM since 1993.

The date of this Supplement is April 17, 2000.
MF189C1